ALLSTATE LIFE INSURANCE COMPANY

Supplement dated November 17, 2016, to the
Prospectus dated April 29, 2016 for
AIM Lifetime PlusSM II Variable Annuity

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company.

The following replaces Example 1 and Example 2 in the “Expense Table” section of your prospectus.

Example 1

This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses. The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

•	invested $10,000 in the Contract for the time periods indicated,

•	earned a 5% annual return on your investment, and

•
surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period, and elected the Enhanced Death and Income Benefit Combination Rider II.

The first line of the example assumes that the maximum fees and expenses of any of the Funds are charged. The second line of the example assumes that the minimum fees and expenses of any of the Funds are charged. Your actual expenses may be higher or lower than those shown below.

The example does not include any taxes or tax penalties you may be required to pay if you surrender your Contract.

	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Portfolio Expenses	$957	$1,612	$2,290	$3,875
Costs Based on Minimum Annual Portfolio Expenses	$823	$1,211	$1,624	$2,562

Example 2

This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Portfolio Expenses	$362	$1,102	$1,865	$3,875
Costs Based on Minimum Annual Portfolio Expenses	$228	$701	$1,199	$2,562

Please remember that you are looking at examples and not a representation of past or future expenses. Your actual expenses may be lower or greater than those shown above. Similarly, your rate of return may be lower or greater than 5%, which is not guaranteed. The examples do not assume that any Fund expense waivers or reimbursement arrangements are in effect for the periods presented. The above examples assume the election of the Enhanced Death and Income Benefit Combination Rider II with a mortality and expense risk charge of 1.50% (for Contracts issued on or after July 27, 2000), an administrative expense charge of 0.10% and an annual Contract maintenance charge of $35. If the Enhanced Death Benefit has not been elected, the expense figures shown above would be slightly lower. The above examples assume Total Annual Fund Expenses listed in the Expense Table will continue throughout the periods shown.

If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617.  Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference.  No other action is required of you.

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